Exhibit 10.10

FIRST AMENDMENT TO

LOAN AGREEMENT AND LOAN DOCUMENTS

This First Amendment to Loan Agreement (this “Amendment”) is entered into as of this 4th day of December, 2015 (the “Amendment Effective Date”), by and among Sovereign Bank (“Lender”), Lazarus Energy LLC, a Delaware limited liability company (“Borrower”), and Jonathan Pitts Carroll, Sr., a Texas resident (“Carroll”), Blue Dolphin Energy Company, a Delaware corporation (“Blue Dolphin”), Lazarus Refining & Marketing, LLC, a Delaware limited liability company (“LRM”), and Lazarus Energy Holdings LLC, a Delaware limited liability company (“LEH”, and jointly and severally together with Carroll, Blue Dolphin and Lazarus Energy, collectively “Guarantor” or “Guarantors”).

W I T N E S S E T H:

WHEREAS, the Borrower, Guarantors and Lender are parties to that certain Loan Agreement dated as of June 22, 2015 (as amended, supplemented, restated or otherwise modified from time to time, including pursuant hereto, the “Loan Agreement”); and

WHEREAS, LRM has entered into that certain Loan Agreement dated as of December 4, 2015, among Lender, LRM, as borrower, and the “Guarantors” parties thereto, pursuant to which Lender agreed to make a loan to LRM in a principal amount of up to $10,000,000 (the “LRM Loan Agreement”);

WHEREAS, as a condition to Lender agreeing to enter into the LRM Loan Agreement, Borrower and the other Guarantors are required to enter into this Amendment; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendment(s) to the Loan Agreement.  The Loan Agreement is hereby amended as follows:

(a)  Section 4.2(c) of the Loan Agreement is hereby amended by inserting the words “of not less than 1.0 to 1.0” after the words of “Borrower and LRM”.

(b)  Section 7.1(b) of the Loan Agreement is hereby amended by inserting the following phrase at the end of such Section:

“any Event of Default occurs under that certain Loan Agreement dated as of December 4, 2015, among Lender, LRM, as borrower, and the “Guarantors” parties thereto, as amended or otherwise modified from time to time (the “LRM Loan Agreement”); or”

(c) A new Section 8.16 is hereby added to the Loan Agreement as follows:

8.16           Cross-Collateralization and Cross-Default. This Agreement, the Collateral and the Obligations are cross-collateralized and cross-defaulted with (a) LRM Loan Agreement, (b) the “Obligations” thereunder, (c) the collateral securing such obligations, (d) the obligations thereunder, and (e) the collateral securing such obligations.  Without limiting the foregoing, Borrower (and LRM, by its signature below) and Lender contemplate and agree that Borrower and/or LRM and Lender have engaged or may from time to time engage in various loan and financing transactions and that from time to time other circumstances may arise in which Borrower and/or LRM becomes obligated to Lender, including under the LRM Loan Agreement and including transactions of a type that are very different from the transactions evidenced by the Loan Documents, including by notes, advances, overdrafts, bookkeeping entries, guaranty agreements, deeds of trust, or any other method or means (each a “Loan Obligation”).  Borrower (and LRM, by its signature below) and Lender agree that all such transactions will be secured by the Collateral, and that the Obligations arising under this Agreement and the other Loan Documents will be secured by any collateral granted in connection with such Loan Obligation.  Repayment of all Obligations and performance of all other obligations under this Agreement by Borrower and/or Lazarus Energy shall not terminate Lender’s security interest in the Collateral, unless Lender executes a written release.  If any default occurs under any Loan Obligation, then Lender may declare an Event of Default.  An Event of Default shall be a default under any such Loan Obligation.  Lender’s failure to exercise cross-defaults shall not constitute a waiver by Lender of such right.

(d) A new Section 8.17 is hereby added to the Loan Agreement as follows:

8.17           Patriot Act Notice.  Lender hereby notifies Borrower and each Guarantor that pursuant to the requirements of Section 326 of the USA Patriot Act of 2001, 31 U.S.C. § 5318 (the “Act”), that Lender is required to obtain, verify and record information that identifies such Persons, which information includes the name and address of such Persons and other information that will allow Lender to identify such Person in accordance with the Act.

3. Amendments to Security Documents. The parties agree that all references to “Obligations” or “Secured Obligations” in any Security Document is hereby automatically deemed to include the Obligations (as defined in the LRM Loan Agreement).  Without limiting the foregoing and for sake of clarity, the parties hereby further agree and confirm that all Liens granted by Borrower or any Guarantor shall also secure the “Obligations” as defined in the LRM Loan Agreement.

4. Representations and Warranties True; No Event of Default.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(b) no event has occurred and is then continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has limited liability company power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower, and (iii) this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) the Organizational Documents of Borrower or any Guarantor, (ii) any provision or law, statute, rule or regulation applicable to Borrower or any Guarantor, or (iii) any material contract restriction to which Borrower or any Guarantor or any of their properties are subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by Borrower or any Guarantors of this Amendment or (ii) the execution by Borrower and each Guarantor of this Amendment.

5. Conditions Precedent to Effectiveness.  This Amendment shall be effective as of the Amendment Effective Date when each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent (and the execution by the Borrower of this Amendment constitutes a representation and warranty that each of such conditions precedent have been satisfied):

(a) this Amendment shall have been duly executed by the parties hereto and delivered to Lender;

(b) no Default or Event of Default exists; and

(c) Lender shall have received such other documents, instruments and information as Lender may request prior to the execution and delivery of its signature page hereto.

6. Fees.  The Borrower shall reimburse Lender for all reasonable outstanding legal fees and expenses incurred to date, to the extent then invoiced, whether incurred in connection with this Amendment or otherwise in connection with the Loan Documents.

7. Ratification.  This Amendment is a Loan Document and shall be deemed to be an amendment to the Loan Agreement, and each of the Borrower and other Obligors hereby ratifies, approves, and confirms all terms, provisions, conditions and obligations of the Loan Agreement, each Security Document, each Guaranty and each other Loan Document to which it is a party in each case as amended hereby and after giving effect to the amendments made hereunder, in each and every respect.  All references to the Loan Agreement in any other document, instrument, agreement or writing shall, from and after the Amendment Effective Date, be deemed to refer to the Loan Agreement as amended hereby.

8. Lien Continuation.  Each of Borrower and Guarantors for themselves and each other Borrower and Guarantors hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Agreement (including as amended hereby) and each of the other Loan Documents (including, without limitation, all Guaranties and other Security Documents) and all security and other collateral granted in favor of the Lender for the Secured Parties and hereby confirms that the indebtedness secured by the Security Documents continues to include, without limitation, the Obligations and the Obligations (as defined in the LRM Loan Agreement).  Nothing herein shall in any manner diminish, impair, or extinguish the indebtedness evidenced by the Note or the Liens securing the Obligations or the Obligations (as defined in the LRM Loan Agreement).  Each of Borrower and each Guarantor agrees that the indebtedness evidenced by the Note are just, due, owing, and unpaid, and is subject to no offsets, deductions, credits, charges, or claims of whatsoever kind or character.

9. Release.  EACH OF BORROWER AND THE GUARANTORS FOR THEMSELVES AND EACH OTHER HEREBY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE OF THIS AMENDMENT, IT HAS NO OFFSETS, DEFENSES, CLAIMS, OR COUNTERCLAIMS AGAINST LENDER AND ITS RELATED PARTIES, AND EACH OF THEIR PREDECESSORS, SUCCESSORS, ASSIGNS, AFFILIATES, SHAREHOLDERS, PARTNERS, MEMBERS, MANAGERS, DIRECTORS, OFFICERS, ACCOUNTANTS, ATTORNEYS, EMPLOYEES, AGENTS, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), WITH RESPECT TO THE OBLIGATIONS OR THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) OR THE TRANSACTIONS CONTEMPLATED THEREBY, AND THAT IF BORROWER OR ANY GUARANTOR NOW HAS, OR EVER DID HAVE, ANY OFFSETS, DEFENSES, CLAIMS, OR COUNTERCLAIMS AGAINST ANY RELEASED PARTIES, WHETHER KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ALL OF THEM ARE HEREBY EXPRESSLY WAIVED AND EACH OF BORROWER AND THE GUARANTORS HEREBY RELEASES THE RELEASED PARTIES FROM ANY LIABILITY THEREUNDER.

10. Miscellaneous.

(a) Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.

(b) This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed original counterpart of this Amendment.

(c) Section 8.13 (Governing Law; Waiver of Trial By Jury) of the Loan Agreement is hereby incorporated by reference.

11. Joinder.  Each Guarantor joins in this Amendment to evidence their agreement and acknowledgment of the provisions of this Amendment and to join in any other agreements by any of them under this Amendment.  Each Guarantor joins in this Amendment to evidence that the Guaranty remains in full force and effect and that the Guaranty is not limited or impaired as a result of the parties’ execution and delivery of this Amendment, or otherwise, after giving effect to the amendments hereunder.

12. Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

13. NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

LENDER:

Sovereign Bank

By: ________________________
Name:
Title:

BORROWER:

Lazarus Energy LLC

By: Blue Dolphin Energy Company, a Delaware
corporation, its sole member

By: ________________________
Name: Jonathan Pitts Carroll, Sr.
Title: President

[Signature Page to First Amendment to Loan Agreement]

GUARANTORS:

______________________________
Jonathan Pitts Carroll, Sr., as Guarantor

Blue Dolphin Energy Company, as Guarantor

By: _______________________
Name: Jonathan Pitts Carroll, Sr.
Title: President

Lazarus Refining & Marketing, LLC, as Guarantor

By: Blue Dolphin Energy Company, a Delaware corporation, its sole member

By: _______________________
Name: Jonathan Pitts Carroll, Sr.
Title: President

Lazarus Energy Holdings LLC, as Guarantor

By: _______________________
Name: Jonathan Pitts Carroll, Sr.
Title: Member

[Signature Page to First Amendment to Loan Agreement]